Unaudited Condensed Consolidated Statement of Operations - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
OPERATING EXPENSES:
Research and development	$ 38,785	$ 48,132
General and administrative	16,278	24,615
Total operating expenses	55,063	72,747
LOSS FROM OPERATIONS:	(55,063)	(72,747)
OTHER INCOME (EXPENSE), NET:
Other income (expense), net	2,973	(3,367)
Interest income, net	335	265
Benefit from R&D tax credit	721	1,050
Total other income (expense), net	4,029	(2,052)
Loss before income taxes	(51,034)	(74,799)
Income tax expense	(46)	(16)
Net loss	$ (51,080)	$ (74,815)
Net loss per share attributable to ordinary shareholders-basic	$ (0.95)	$ (2.10)
Net loss per share attributable to ordinary shareholders-diluted	$ (0.95)	$ (2.10)
Weighted average ordinary shares outstanding-basic	53,587,167	35,668,423
Weighted average ordinary shares outstanding-diluted	53,587,167	35,668,423